EXHIBIT 99.4

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                              MORGAN STANLEY
                               MSAC 2004-HE4

                        Adjustable Rate Population


Selection Criteria: Adjustable Rate Population
Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV


1. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------------
                                                      % of
                                                     Morgage
                                      Aggregate      Pool by         Avg        Weighted                    Weighted
                        Number         Cut-off      Aggregate     Mortgage      Average      Weighted       Average
                          of             Date        Cut-off        Loan         Gross       Average        Combined      Weighted
                       Mortgage       Principal     Principal     Principal     Interest      Gross         Original      Average
Documentation Level      Loans         Balance       Balance       Balance        Rate        Margin          LTV        FICO Score
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation         3,298      543,354,091      52.70       164,753        6.953        5.661          81.70          592.7
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation       2,373      444,726,532      43.13       187,411        7.124        5.655          80.15          622.7
-----------------------------------------------------------------------------------------------------------------------------------
Limited Documentation        215       42,957,718       4.17       199,803        7.130        5.591          82.45          592.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     5,886    1,031,038,342     100.00       175,168        7.034        5.656          81.06          605.6
-----------------------------------------------------------------------------------------------------------------------------------

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2. Credit Score

----------------------------------------------------------------------------------------------------------------------------------
                                                     % of
                                                    Morgage
                                  Aggregate         Pool by         Avg        Weighted                    Weighted
                    Number         Cut-off         Aggregate     Mortgage      Average      Weighted       Average
                      of             Date           Cut-off        Loan         Gross       Average        Combined      Weighted
                   Mortgage       Principal        Principal     Principal     Interest      Gross         Original      Average
Credit Score         Loans         Balance          Balance       Balance        Rate        Margin          LTV        FICO Score
----------------------------------------------------------------------------------------------------------------------------------
NA                         1           38,459          0.00        38,459       11.030        6.950          70.00            0.0
----------------------------------------------------------------------------------------------------------------------------------
481 - 500                 17        2,499,481          0.24       147,028        8.289        5.971          72.76          500.0
----------------------------------------------------------------------------------------------------------------------------------
501 - 520                467       68,320,680          6.63       146,297        8.225        5.961          74.26          510.8
----------------------------------------------------------------------------------------------------------------------------------
521 - 540                654      103,413,999         10.03       158,125        7.765        5.828          76.81          530.9
----------------------------------------------------------------------------------------------------------------------------------
541 - 560                640      104,198,123         10.11       162,810        7.546        5.794          79.32          551.0
----------------------------------------------------------------------------------------------------------------------------------
561 - 580                646      108,233,694         10.50       167,544        7.341        5.713          81.23          570.1
----------------------------------------------------------------------------------------------------------------------------------
581 - 600                676      117,318,890         11.38       173,549        7.019        5.625          81.71          590.3
----------------------------------------------------------------------------------------------------------------------------------
601 - 620                599      108,804,721         10.55       181,644        6.701        5.538          83.62          610.7
----------------------------------------------------------------------------------------------------------------------------------
621 - 640                658      120,509,139         11.69       183,145        6.624        5.588          82.04          630.2
----------------------------------------------------------------------------------------------------------------------------------
641 - 660                554      106,062,299         10.29       191,448        6.564        5.591          83.45          649.6
----------------------------------------------------------------------------------------------------------------------------------
661 - 680                375       70,639,283          6.85       188,371        6.621        5.608          83.25          669.4
----------------------------------------------------------------------------------------------------------------------------------
681 - 700                253       50,773,722          4.92       200,687        6.436        5.516          82.99          689.2
----------------------------------------------------------------------------------------------------------------------------------
701 - 720                148       30,528,479          2.96       206,274        6.346        5.380          82.34          709.4
----------------------------------------------------------------------------------------------------------------------------------
721 - 740                 87       16,783,066          1.63       192,909        6.500        5.544          83.24          730.2
----------------------------------------------------------------------------------------------------------------------------------
741 - 760                 60       11,206,387          1.09       186,773        6.121        5.399          81.24          749.8
----------------------------------------------------------------------------------------------------------------------------------
761 - 780                 36        8,532,731          0.83       237,020        6.228        5.231          84.43          768.0
----------------------------------------------------------------------------------------------------------------------------------
781 - 800                 13        3,002,713          0.29       230,978        6.217        5.222          83.15          788.7
----------------------------------------------------------------------------------------------------------------------------------
801 - 820                  2          172,476          0.02        86,238        5.967        5.739          47.09          811.8
----------------------------------------------------------------------------------------------------------------------------------
Total:                 5,886    1,031,038,342        100.00       175,168        7.034        5.656          81.06          605.6
----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 814
Non-Zero Weighted Average: 606

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3. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------

                                                           % of
                                                          Morgage
                                           Aggregate      Pool by         Avg        Weighted                Weighted
                             Number         Cut-off      Aggregate     Mortgage      Average      Weighted   Average
                               of             Date        Cut-off        Loan         Gross       Average    Combined      Weighted
Range of Combined           Mortgage       Principal     Principal     Principal     Interest      Gross     Original      Average
Original LTV Ratios (%)       Loans         Balance       Balance       Balance        Rate        Margin      LTV        FICO Score
------------------------------------------------------------------------------------------------------------------------------------

15.01 - 20.00                       1           49,866       0.00        49,866        6.600        5.700      20.00          542.0
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                       4          439,027       0.04       109,757        7.789        6.132      21.81          545.2
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                       5          473,687       0.05        94,737        6.570        5.480      27.56          608.9
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                      12        1,264,553       0.12       105,379        7.179        5.957      33.42          598.2
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                      16        1,867,389       0.18       116,712        6.665        5.750      37.58          594.6
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                      32        3,562,586       0.35       111,331        6.910        5.768      43.38          588.3
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                      38        6,457,666       0.63       169,939        6.802        5.848      47.25          575.9
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                      80       11,631,675       1.13       145,396        7.089        5.856      53.31          569.4
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                      85       15,554,202       1.51       182,991        6.956        5.850      58.01          569.2
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                     165       26,562,533       2.58       160,985        7.079        5.885      63.38          575.6
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                     330       54,464,300       5.28       165,043        7.341        5.885      68.87          567.9
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                     502       83,322,482       8.08       165,981        7.345        5.880      74.12          567.9
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                   2,239      391,003,366      37.92       174,633        6.772        5.607      79.72          621.8
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                     947      168,301,975      16.32       177,721        7.247        5.642      84.47          584.0
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                     905      170,467,560      16.53       188,362        7.048        5.568      89.61          619.5
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                     384       71,528,736       6.94       186,273        7.228        5.500      94.78          615.5
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                    141       24,086,738       2.34       170,828        7.446        5.757      99.88          668.2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,886    1,031,038,342     100.00       175,168        7.034        5.656      81.06          605.6

------------------------------------------------------------------------------------------------------------------------------------

Minimum: 20.00
Maximum: 100.00
Weighted Average: 81.06

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4. Documentation Level Greater than 85% LTV

-----------------------------------------------------------------------------------------------------------------------------------

                                                      % of
                                                     Morgage
                                      Aggregate      Pool by         Avg        Weighted                    Weighted
                        Number         Cut-off      Aggregate     Mortgage      Average      Weighted       Average
                          of             Date        Cut-off        Loan         Gross       Average        Combined      Weighted
Documentation Level    Mortgage       Principal     Principal     Principal     Interest      Gross         Original      Average
Greater than 85% LTV    Loans         Balance       Balance       Balance        Rate        Margin          LTV        FICO Score
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation           915      161,400,344      60.66       176,394        7.090        5.556          92.55          610.5
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation         441       89,953,498      33.81       203,976        7.216        5.605          90.74          644.4
-----------------------------------------------------------------------------------------------------------------------------------
Limited Documentation         74       14,729,192       5.54       199,043        7.097        5.458          92.28          626.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,430      266,083,034     100.00       186,072        7.133        5.567          91.92          622.8
-----------------------------------------------------------------------------------------------------------------------------------

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                                    ---



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.